UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

DATE OF REPORT (Date of earliest event reported)	April 21, 2004

Tellabs Operations, Inc., a wholly owned subsidiary of Tellabs, Inc., Profit Sharing and Savings Plan
(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file	(I.R.S. Employer
	number)	Identification No.)

One Tellabs Center, 1415 W.
Diehl Road, Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 798-8800

N/A
(Former name or former address, if changed since last report)

Item 4. Changes in Registrant’s Certifying Accountant

Effective April 21, 2004, the Tellabs Profit Sharing and Savings Plan (the “Plan”), sponsored by Tellabs Operations, Inc., replaced Ernst & Young LLP (“E &Y”) with Hill Taylor, LLC (“Hill Taylor”) as the independent auditors of the Plan. The Tellabs, Inc. audit and ethics committee approved this change in independent auditors.

During the two most recent fiscal years of the Plan and the subsequent interim period through April 21, 2004, there were no disagreements between the Plan and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its audit reports on the Plan’s financial statements for such periods.

No events reportable under Item 304(a)(1)(v) of Regulation S-K occurred during the Plan’s two most recent fiscal years or during any subsequent interim period through April 21, 2004.

The audit reports issued by E&Y on the financial statements of the Plan as of and for the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The Plan provided E&Y with a copy of the foregoing disclosures, and a letter from E&Y confirming its agreement with these disclosures is attached as Exhibit 16.1 to this report.

During the Plan’s two most recent fiscal years and through the date of engagement of Hill Taylor on April 21, 2004, the Plan did not consult with Hill Taylor with respect to the application of accounting principles to a specified transaction or regarding any of the other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

As of June 7, 2004, the Plan, as approved by the audit and ethics committee of Tellabs, Inc., replaced Hill Taylor as the independent auditors of the Plan because Hill Taylor had not completed its registration with the Public Company Accounting Oversight Board as required by the Securities and Exchange Commission.

During the two most recent fiscal years of the Plan and the subsequent interim period through June 7, 2004, there were no disagreements between the Plan and Hill Taylor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Hill Taylor’s satisfaction, would have caused Hill Taylor to make reference to the subject matter of the disagreement in connection with its audit reports on the Plan’s financial statements for such periods.

No events reportable under Item 304(a)(1)(v) of Regulation S-K occurred during the Plan’s two most recent fiscal years or during any subsequent interim period through June 7, 2004.

Hill Taylor did not issue an audit report during the course of its engagement as independent auditor of the Plan. The Plan provided Hill Taylor with a copy of the foregoing disclosures prior to the filing of this Form 8-K with the SEC.

As of June 7, 2004, the Plan, as approved by the audit and ethics committee of Tellabs, Inc., retained Washington, Pittman & McKeever, LLC (“Washington”) as its independent auditor. During the Plan’s two most recent fiscal years and through the date of engagement of Washington on June 7, 2004 the Plan did not consult with Washington with respect to the application of accounting principles to a specified transaction or regarding any of the other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K. Washington audited the financial statements of the Plan for the fiscal year ended December 31, 2003.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 16.1 – Letter from Ernst and Young, LLP to the Securities and Exchange Commission.

Exhibit 16.2 – Letter from Hill Taylor, LLC to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tellabs Operations, Inc., a wholly owned subsidiary of Tellabs, Inc., Profit Sharing and Savings Plan

/s/ James A. Dite
James A. Dite
Vice President and Controller
(Principal Accounting Officer)

July 22, 2004
(Date)

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission
16.2	Letter from Hill Taylor, LLC to the Securities and Exchange Commission